SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                   Current Report Under Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 27, 2000

                         Commission File Number: 0-12666

                        American Financial Holding, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                                87-0458888
     ----------------------------------              ----------------------
      (State or other jurisdiction of                     (IRS Employer
       incorporation or organization)                  Identification No.)


                 225 South 200 West, Suite 302
                       Farmington, Utah                         84025-0683
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           (Address of Principal Executive Offices)             (Zip Code)


               Registrant's Telephone Number, including Area Code:
               ---------------------------------------------------
                                 (801) 451-9580

                                      None
               ---------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 27, 2000, the Board of Directors of American Financial Holdings, Inc. ("the Company") determined not to engage Jones Jensen & Co., Salt Lake City, Utah ("Jensen"), as the Company's principal accountant to audit and report on the Company's financial statements for the year ended December 31, 1999. Jensen's inability to meet the Company's current unexpectedly short and rigid timelines is the reason for the change.

         The Company's financial statements for the calendar years ended December 31, 1997 and 1998, and for the years then ended, have not been audited and Jensen was not retained by the Company to audit the 1999 financial statements.

         The report of Jensen on the Company's financial statements consisting of consolidated balance sheets as of December 31, 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for the years ended December 31, 1996 and 1995, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, however, the accountants report for the December 31, 1996 and 1995, financial statements did contain an explanatory paragraph that indicates there is doubt as to the Company's ability to continue as a going concern.

         In connection with the Company's two most recent fiscal year audits and any subsequent interim period preceding the dismissal of Jensen, there were no disagreements with Jensen or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of the Company's 1996 financial statements, Jensen noted no matters involving the internal control structure and its operations that it considered to be material weaknesses.

         The Company has provided Jensen, its former accountant, with a copy of the foregoing disclosure. The Company has requested the former accountant to provide a letter stating whether it agrees with the above statements made by the Company and will file the former accountant's letter with an amendment to this report.

         On April 27, 2000, the Board of Directors of the Company approved the engagement of Robison Hill & Company ("Robison"), Salt Lake City, Utah, as independent accountant and auditor to report on the Company's financial statements for the year ended December 31, 1999.

         No consultations occurred between the Company and Robison during the two most recent fiscal years and any subsequent interim period prior to Robison's appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or

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

other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

                                ITEM 7. EXHIBITS

         Exhibits

            SEC
Exhibit #   Reference #    Title of Document

    1            16        Letter from Jones Jensen & Co. to the    This Filing
                           Securities Exchange Commission
                           regarding change in certifying
                           accountant.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN FINANCIAL HOLDING, INC.


Dated:  May 11, 2000                By: /s/ Kenton L. Stanger, President
                                        --------------------------------
                                        Kenton L. Stanger, President
                                        Director and Principal Executive Officer

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